Land Use Right, Net	12 Months Ended
Dec. 31, 2020
Land Use Right [Abstract]
Land Use Right, Net
8.	LAND USE RIGHT, NET

The balance of land use right consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Land use right	—	13,655
Less: Accumulated amortization	—	(91)
Land use right, net	—	13,564

The Group acquired a land use right at total cost of RMB13,655 for approximately 33,599 square meters of land in Wuhan, Hubei on October 28, 2020, for the development of office space.

According to land use right policy in the PRC, the Group has a 50-year use right over the land in Wuhan, which is used as the basis for amortization.

The Group recorded amortization expenses of nil, nil and RMB91 for the years ended December 31, 2018, 2019 and 2020, respectively. Future amortization expense is RMB273 per year for each of the next five years through December 31, 2025 and thereafter.